UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013

PGT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52059	20-0634715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1070 Technology Drive North Venice, Florida	34275
(Address of principal executive offices)	(Zip Code)

(941) 480-1600

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Share Repurchase and Debt Refinancing

On May 16, 2013, PGT, Inc. (the “Company”) entered into a stock repurchase agreement (the “Repurchase Agreement”) with JLL Partners Fund IV, L.P. (“JLL Fund IV”) to repurchase $50 million aggregate value of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from JLL Fund IV at a price per share equal to the offering price to the public in a concurrent public offering commenced the same day (the “Offering”) less the underwriting discounts and commissions received by the underwriters in connection with the Offering (the “Share Repurchase”). A special committee of the Company’s board of directors comprised of independent, disinterested directors (the “Special Committee”) approved the Share Repurchase subject to the terms and conditions set forth in the Repurchase Agreement, including the consummation of the Debt Refinancing (as defined below) and the contemporaneous closing of the Offering.

The Offering is being made pursuant to a prospectus supplement, dated May 16, 2013, to a prospectus, dated May 10, 2013, included in the Company’s registration statement on Form S-3 (File No. 333-187481), which was filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2013.

The foregoing description of the material terms of the Repurchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Repurchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment No. 1 to the Amended and Restated Security Holders’ Agreement

On May 16, 2013, the Company also entered into Amendment No. 1 (“Amendment No. 1”) to Amended and Restated Security Holders’ Agreement (the “Security Holders’ Agreement”) with JLL Fund IV. Amendment No. 1 extends the term of the Security Holders’ Agreement until July 1, 2016, subject to certain restrictions contained therein. The Special Committee approved Amendment No. 1. The foregoing description of the material terms of Amendment No. 1 is not intended to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 and the Security Holders’ Agreement, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Share Repurchase, the Company entered into a commitment letter (the “Commitment Letter”) with various lenders, including an affiliate of one of the underwriters of the Offering, to refinance its existing senior secured credit facilities (the “Debt Refinancing”). The Company expects that the new senior secured credit facilities, in an aggregate amount of $105 million, will consist of an $80 million tranche A term loan facility maturing in five years that will amortize on a basis of 5% annually during the five-year term, and a $25 million revolving credit facility maturing in five years that will include a $5 million swing line facility and a $10 million letter of credit facility. Proceeds from the Debt Refinancing will be used to pay off the amounts outstanding under the Company’s current credit facility, finance the Share Repurchase and pay associated fees and expenses.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

4.1	Amendment No. 1 to Amended and Restated Security Holders’ Agreement, dated as of May 16, 2013, by and among PGT, Inc., JLL Partners Fund IV, L.P., those employees listed on Schedule I to the Agreement, and each Additional Stockholder

4.2	Amended and Restated Security Holders’ Agreement, dated as of June 27, 2006, among PGT, Inc., JLL Partners Fund IV, L.P., those individuals listed on Schedule I thereto, and each Additional Stockholder (incorporated herein by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2006, filed with the SEC on August 11, 2006)

10.1	Repurchase Agreement, made and entered into as of May 16, 2013, by and between PGT, Inc. and JLL Partners Fund IV, L.P.

Forward-Looking Statements

From time to time, we have made or will make forward-looking statements within the meaning of Section 21E of the Exchange Act. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal”, “objective”, “plan”, “expect”, “anticipate”, “intend”, “project”, “believe”, “estimate”, “may”, “could”, or other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, results, circumstances or aspirations. Our disclosures in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in our other documents filed or furnished with the SEC and in oral presentations. Forward-looking statements are based on assumptions and by their nature are subject to risks and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to:

•	Changes in new home starts and home remodeling trends, especially in our largest market, Florida

•	The economy in the U.S. generally or in Florida where the substantial portion of our sales are generated

•	Raw material prices, especially aluminum

•	Transportation costs

•	Level of indebtedness

•	Dependence on our WinGuard branded product lines

•	Product liability and warranty claims

•	Federal and state regulations

•	Dependence on our manufacturing facilities

•	The significant influence of JLL Partners Fund IV, L.P.

Any forward-looking statements made by us or on our behalf speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances. Before making any investment decision, you should carefully consider all risks and uncertainties disclosed in all our SEC filings, including our reports on Forms 8-K, 10-Q and 10-K and our registration statements under the Securities Act of 1933, as amended, all of which are accessible on the SEC’s website at www.sec.gov and at http://ir.pgtindustries.com/sec.cfm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By:	/s/ Mario Ferrucci III
Mario Ferrucci III
Vice President, General Counsel and Secretary

Dated: May 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1 to Amended and Restated Security Holders’ Agreement, dated as of May 16, 2013, by and among PGT, Inc., JLL Partners Fund IV, L.P., those employees listed on Schedule I to the Agreement, and each Additional Stockholder

4.2	Amended and Restated Security Holders’ Agreement, dated as of June 27, 2006, among PGT, Inc., JLL Partners Fund IV, L.P., those individuals listed on Schedule I thereto, and each Additional Stockholder (incorporated herein by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2006, filed with the SEC on August 11, 2006)

10.1	Repurchase Agreement, made and entered into as of May 16, 2013, by and between PGT, Inc. and JLL Partners Fund IV, L.P.